Exhibit 99.1

Office Depot and Alibaba.com Form Strategic Collaboration

to Serve U.S. Businesses

New York & Boca Raton, Fla. – March 4, 2019 – Office Depot, Inc. (NASDAQ:ODP), a leading B2B integrated distribution company providing business services and supplies, products and technology solutions, and Alibaba.com, one of the world’s largest B2B trading platforms and an Alibaba Group (NYSE: BABA) business unit, today announced a strategic collaboration. The goal of this collaboration is to empower U.S. small- and medium-sized businesses (SMBs) to grow by tapping into the global B2B e-commerce marketplace, which was most recently valued at $23.9 trillion by the U.S. International Trade Commission.

This collaboration will leverage the companies’ respective strengths to serve U.S. SMBs, including Office Depot’s deep relationships with more than 10 million U.S. business customers, a dedicated sales force of approximately 1,800 sales professionals, a marketing demand engine that drives more than 450 million combined store, mobile and website visits annually, one of the largest e-commerce platforms in the U.S., a robust supply chain network that can reach nearly 99% of U.S. businesses with next day delivery, and approximately 1,350 Office Depot and OfficeMax retail locations. Alibaba.com will bring its global network of over 150,000 suppliers, a vast catalog of product listings and manufacturing capabilities, and an end-to-end technology platform that provides SMBs with a range of tools and services to grow their businesses.

The collaboration will focus on several key areas expected to provide U.S. entrepreneurs and business owners access to a single online destination to access one of the world’s largest catalogues of goods and services across all product categories. During the initial launch period, the focus is on the following areas:

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A new co-branded online destination, “Office Depot on Alibaba.com”: Office Depot and Alibaba.com have launched a new online destination, www.alibaba.com/officedepot, that provides U.S. SMBs access to Alibaba.com’s global supplier network, offering a wide product selection, as well as exclusive online and in-store offers for some of Office Depot’s best-in-class products and services.

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Enhanced sales and U.S.-based customer support: Members of Office Depot’s sales force are reaching out to a number of relevant SMBs – leveraging their relationships with over 10 million U.S. business customers – to introduce them to the benefits of the products and services the companies are providing. Alibaba.com’s U.S.-based team is also working with Office Depot’s trusted customer support staff to provide U.S. business customers with local support and a direct line to sourcing experts who will help them engage with Alibaba.com’s global supplier base.

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Driving SMB adoption: Both companies are investing in marketing initiatives to build understanding of the value and opportunity created for SMB customers through this collaboration, and to drive adoption of the platform and services. Office Depot is leveraging its 33 years of experience in serving SMBs and using both online and offline marketing to reach its more than 10 million U.S. business customers and prospective customers. Alibaba.com is focusing the promotional firepower of its March Expo – a month-long online promotional event that helps SMBs discover new products, services, and business opportunities on Alibaba.com – as well as future marketing initiatives, to similarly drive engagement with U.S. SMBs online and in Office Depot and OfficeMax stores.

After a successful initial launch period, Office Depot and Alibaba.com intend to expand their collaboration to develop the following additional business customer offerings:

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Faster, more transparent and cost-effective distribution and fulfillment. The companies intend to significantly improve the cross-border distribution and fulfillment they can offer U.S. SMBs. This is expected to shorten delivery times by connecting Alibaba’s global logistics capabilities with Office Depot’s integrated B2B supply chain and distribution network of more than 1,000 private fleet trucks, 9 million square feet of distribution and fulfillment capacity, approximately 1,350 retail locations, and dozens of third-party logistics partners.

•	A new sales channel for U.S. SMBs. Over time, the companies intend to help U.S. SMBs sell their products to buyers in the U.S. and around the world through Alibaba.com.

“As a trusted partner to millions of businesses, our customers tell us they want more choice in the market and need an expanded set of products and services to help their businesses grow. We believe our collaboration with Alibaba.com is exactly what they are asking for,” said Gerry Smith, CEO of Office Depot, Inc. “Leveraging Office Depot’s trusted brand, local presence, and national supply chain distribution network with Alibaba’s global supplier network and well-known capabilities in serving SMBs, U.S. businesses can now access a wide array of products and services through Office Depot and Alibaba.com’s collaboration, which will empower them to compete and thrive. Through this initial phase of work together with Alibaba.com, we intend to grow our collaboration in ways that will drive even greater value and choice for our current and future customers.”

John Caplan, head of North America B2B at Alibaba Group, said, “American SMBs – who account for 99.7% of all companies in the United States – need more ways to grow and compete in today’s economy and take advantage of the enormous opportunity in B2B e-commerce. Since our founding, Alibaba’s mission has been to make it easy to do business anywhere. With Office Depot, we will be able to offer SMBs more choice, greater access, and further opportunities to grow. We’ll accomplish this by leveraging Office Depot’s local relationships, capabilities, and expertise alongside Alibaba’s global platform, technologies, and proven marketplace model. Together, we see great opportunities to empower our customers and help them tap into the $23.9 trillion global B2B e-commerce market.”

About Office Depot, Inc.

Office Depot, Inc. (NASDAQ:ODP) is a leading B2B integrated distribution company providing business services and supplies, products and technology solutions through its fully integrated omni-channel platform of approximately 1,350 stores, online presence, and dedicated sales professionals and technicians to small, medium and enterprise businesses. Through its banner brands Office Depot®, OfficeMax®, CompuCom® and Grand &Toy®, the company offers its customers the tools and resources they need to focus on their passion of starting, growing and running their business. For more information, visit officedepot.com, download the Office Depot app on your iPhone or Android and follow @officedepot on Facebook, Twitter and Instagram.

Office Depot is a trademark of The Office Club, Inc. OfficeMax is a trademark of OMX, Inc. CompuCom is a trademark of CompuCom Systems, Inc. Grand&Toy is a trademark of Grand & Toy, LLC in Canada. ©2019 Office Depot, Inc. All rights reserved. Any other product or company names mentioned herein are the trademarks of their respective owners.

About Alibaba.com

The first business unit of Alibaba Group, Alibaba.com is the leading platform for global B2B e-commerce that aims to make it easy to do business anywhere. Launched in 1999, Alibaba.com is engaged in services covering all aspects of commerce, including providing businesses with tools that help reach a global audience for their products and helping buyers discover products, find suppliers, and place orders online fast and efficiently. It serves millions of buyers and suppliers from over 200 countries and regions around the world.

About Alibaba Group

Alibaba Group’s (NYSE: BABA) mission is to make it easy to do business anywhere and the company aims to achieve sustainable growth for 102 years. For the fiscal year ended March 31, 2018, the company reported revenue of US$39.9 billion.

For more information:

Office Depot

Media Relations

Danny Jovic

Danny.jovic@officedepot.com

Investor Relations

Tim Perrott

Tim.Perrott@officedepot.com

Alibaba.com

Media Relations

Brion Tingler

brion.tingler@alibaba-inc.com

Forward-Looking Statements

Statements in this communication regarding the strategic collaboration between Office Depot and Alibaba.com and its business prospects, the expected benefits and synergies of the collaboration, future opportunities for additional combined offerings, the successful negotiation and execution of arrangements and transactions contemplated by the collaboration agreement, and any other statements about Office Depot’s or Alibaba.com’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “outlook,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “propose” or other similar words, phrases or expressions, or other variations of such words) should also be considered to be forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Office Depot’s and Alibaba.com’s control. There can be no assurances that the companies will realize these expectations or that these beliefs will prove correct, and therefore investors and stockholders should not place undue reliance on such statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by the forward-looking statements, including the companies’ ability to successfully integrate their products, services and customer support teams, achieve synergies and other benefits, their ability to develop additional combined offerings that appeal to customers and other factors as may be detailed from time to time in their public announcements and Securities and Exchange Commission filings. The companies undertake no obligation to make any revisions to the forward-looking statements contained in this communication which speak only as the date hereof. Except to the extent required by law, the companies do not undertake, and expressly disclaim, any duty or obligation to update any forward-looking statement after the date of this communication to reflect events or circumstances occurring after the date of this communication.